EMPOWER FUNDS, INC.

Empower Core Strategies: Flexible Bond Fund Institutional Class Ticker: MXEDX Investor Class Ticker: MXEWX	Empower Multi-Sector Bond Fund Institutional Class Ticker: MXUGX Investor Class Ticker: MXLMX
(the “Funds”)
Supplement dated February 14, 2024 to the Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAIs”) for the Funds, each dated April 28, 2023, as supplemented
Effective immediately, Elaine M. Stokes is no longer a portfolio manager of the Funds and all references to Ms. Stokes in the Funds’ Prospectuses, Summary Prospectuses and SAIs are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectuses, Summary Prospectuses and SAIs for the Funds, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.